UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2013

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 28, 2013, dELiA*s, Inc., a Delaware corporation (the “Company”), announced its results for the fourth quarter and fiscal year ended February 2, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

The information set forth or incorporated by reference in this Item 2.02 of this Current Report on Form 8-K, including the applicable portion of the press release attached as Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2013, the Company and Walter Killough, the Company’s Chief Executive Officer, agreed that he would continue to serve the Company as its Chief Executive Officer, on a month-to-month basis, beyond his previously announced April 1, 2013 separation date. A copy of such agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

On March 22, 2013, Dyan Jozwick, President, dELiA*s Brand, resigned from the Company, effective March 27, 2013.

Item 8.01. Other Events.

On March 28, 2013, the Company issued a press release announcing, among other things, (i) the Company has retained Janney Montgomery Scott LLC as strategic advisor to the Board of Directors with an initial focus on Alloy, (ii) on March 27, 2013, Walter Killough, the Company’s Chief Executive Officer, agreed to continue to serve the Company as its Chief Executive Officer, on a month-to-month basis, beyond his previously announced April 1, 2013 separation date, (iii) on March 22, 2013, Dyan Jozwick, President, dELiA*s Brand, resigned from the Company, effective March 27, 2013, and (iv) the Company has retained a senior merchandise consultant with relevant experience, to oversee the merchandising functions of the Company on an interim basis. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment to Employment Agreement dated March 27, 2013 between the Company and Walter Killough.

99.1	Press Release of dELiA*s, Inc. dated March 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: March 28, 2013	By:	/s/ David J. Dick
David J. Dick, Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement dated March 27, 2013 between the Company and Walter Killough.

99.1	Press Release of dELiA*s, Inc. dated March 28, 2013.